SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 4, 2003

Modem Media, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-21935	06-1464807
State or other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

230 East Avenue, Norwalk, Connecticut 06855

(Address of Principal Executive Officers) (Zip Code)

(203) 299-7000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits.    The exhibit 99.1 listed in the exhibit index is furnished as a part of this current report on Form 8-K.

99.1 Earnings Press Release of Modem Media, Inc. dated March 4, 2003

Item 9.    Regulation FD Disclosure

In accordance with general instruction B.2 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On March 4, 2003, Modem Media, Inc. issued a press release reporting its results of operations for the fourth quarter and fiscal year-ended December 31, 2002 and guidance for first half of 2003. The press release is included in this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEM MEDIA, INC.

/S/ SLOANE LEVY
Sloane Levy
Senior Vice President, General Counsel, Human
Resources and Corporate Secretary

March 5, 2003

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Index to Exhibits

Exhibit

99.1	Earnings Press Release dated March 4, 2003

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